Subsequent events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

28. Subsequent events

On January 16, 2020, the Company entered into a $5 million precious metals delivery and purchase agreement with Macquarie Bank Ltd. for working capital purposes at Relief Canyon Mine. The $5 million advance will be settled through fixed deliveries of gold production from Relief Canyon Mine during the second half of 2020.

On February 18, 2020, the Company entered into an at-the-market offering agreement (the “ATM Agreement”) where the Company may, at its discretion and from time-to-time during the term of the ATM Agreement, sell in the United States, through its agent, such number of common shares of the Company as would result in aggregate gross proceeds of up to $15.0 million.